                                                                   EXHIBIT 99.3

                           Supplemental Data Report

                     Three Months Ended December 31, 2002

    Dollars in thousands, except per share data, unless otherwise disclosed

                         Updated as of January 30, 2003

1)       RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED


                                                                         FOR THE THREE MONTHS             FOR THE TWELVE MONTHS
                                                                             ENDED DEC. 31,                   ENDED DEC. 31,
                                                                      ---------------------------     -----------------------------
                                                                         2002            2001             2002             2001
                                                                      ----------     ------------     ------------     ------------
NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
        REAL ESTATE PROPERTIES                                        $    6,982     $     19,936     $     66,703     $     78,677

        CERTAIN DEBT-RELATED CHARGES (2)                                       0                0                0              607

        ACCELERATED NON-CASH STOCK VESTING AND RELATED CHARGES (2)        11,824                0           11,824                0

        ELIMINATION OF THE RECOGNITION OF RENTAL REVENUES
                ON A STRAIGHT LINE BASIS (2)                                (895)          (1,268)          (3,143)          (5,748)

        PREFERRED STOCK DIVIDEND (2)                                           0           (1,664)          (4,992)          (6,656)

        REAL ESTATE DEPRECIATION                                           9,907           10,093           40,317           40,042
                                                                      ----------     ------------     ------------     ------------
        TOTAL ADJUSTMENTS                                                 20,836            7,161           44,006           28,245
                                                                      ----------     ------------     ------------     ------------

FUNDS FROM OPERATIONS - BASIC                                         $   27,818     $     27,097     $    110,709     $    106,922
                                                                      ==========     ============     ============     ============

        CONVERTIBLE SUBORDINATED DEBENTURE INTEREST                            0                0                0                0
                                                                      ==========     ============     ============     ============

FUNDS FROM OPERATIONS - DILUTED                                       $   27,818     $     27,097     $    110,709     $    106,922
                                                                      ==========     ============     ============     ============

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                        $     0.68     $       0.68     $       2.70     $       2.68
                                                                      ==========     ============     ============     ============

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                      $     0.67     $       0.67     $       2.66     $       2.64
                                                                      ==========     ============     ============     ============

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                         41,147,227       40,112,222       40,974,532       39,840,285
                                                                      ==========     ============     ============     ============

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                       41,747,036       40,693,569       41,606,068       40,463,158
                                                                      ==========     ============     ============     ============

(1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REITs, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

(2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. In 2001, the Company excluded certain debt-related charges in computing FFO although NAREIT's definition of funds from operations requires its inclusion. In 2002, the Company included only nine months of preferred stock dividends in computing FFO although an additional amount was paid upon redemption of the preferred stock on September 30, 2002. Also, in 2002, the Company excluded a one-time charge in the fourth quarter of $11.8 million which is comprised of the accelerated non-cash stock amortization relating to the retirement of an executive officer as well as severance-related, project and other costs associated with the elimination of other officer and employee positions.

-------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
-------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 1 OF 13

2)    CONDENSED CONSOLIDATED BALANCE SHEETS

      ASSETS                                                                           (Unaudited)               (1)
                                                                                       DEC. 31, 2002        DEC. 31, 2001
                                                                                       ------------         ------------
         Real estate properties (2):
               Land                                                                     $   135,791         $   149,522
               Buildings and improvements                                                 1,332,872           1,348,031
               Personal property                                                              5,730               5,405
               Construction in progress                                                      10,546              18,255
                                                                                        -----------         -----------
                                                                                          1,484,939           1,521,213
               Less accumulated depreciation                                               (192,293)           (159,982)
                                                                                        -----------         -----------
                     Total real estate properties, net                                    1,292,646           1,361,231

         Cash and cash equivalents                                                              402               2,930

         Mortgage notes receivable                                                          102,792             122,074

         Other assets, net                                                                   93,706              69,246
                                                                                        -----------         -----------

         Total assets                                                                   $ 1,489,546         $ 1,555,481
                                                                                        ===========         ===========


         LIABILITIES AND STOCKHOLDERS' EQUITY

         Liabilities:
               Notes and bonds payable                                                  $   545,063         $   505,222

               Accounts payable and accrued liabilities                                      24,960              12,203

               Other liabilities                                                             11,324              25,969
                                                                                        -----------         -----------

         Total liabilities                                                                  581,347             543,394
                                                                                        -----------         -----------

               Commitments and contingencies                                                     --                  --

         Stockholders' equity:
               Preferred stock, $.01 par value; 50,000,000 shares authorized;
                     issued and outstanding, 2002-- none; and 2001-- 3,000,000                    0                  30
               Common stock, $.01 par value; 150,000,000 shares authorized;
                     issued and outstanding, 2002-- 41,823,564; 2001-- 41,465,919               418                 414

               Additional paid-in capital                                                 1,024,467           1,089,127

               Deferred compensation                                                        (16,251)            (12,852)

               Cumulative net income                                                        445,152             375,061

               Cumulative dividends                                                        (545,587)           (439,693)
                                                                                        -----------         -----------

         Total stockholders' equity                                                         908,199           1,012,087
                                                                                        -----------         -----------

         Total liabilities and stockholders' equity                                     $ 1,489,546         $ 1,555,481
                                                                                        ===========         ===========

         (1) The balance sheet at December 31, 2001 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         (2) Total weighted average depreciable life is 34.5 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 2 OF 13

3)   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                 FOR THE THREE MONTHS            FOR THE TWELVE MONTHS
                                                                    ENDED DEC. 31,                   ENDED DEC. 31,
                                                            ----------------------------      ----------------------------
                                                               2002              2001            2002              2001
                                                            -----------      -----------      -----------      -----------
                                                            (Unaudited)      (Unaudited)      (Unaudited)
REVENUES
     Master lease rental income                             $    23,212      $    24,909      $    98,067      $    99,962
     Property operating income                                   18,963           17,928           76,590           67,750
     Straight line rent                                             895            1,268            3,143            5,749
     Mortgage interest income                                     2,694            3,540           13,308           17,254
     Management fees                                                240              414            1,090            1,533
     Interest and other income                                      742              938            2,329            2,290
                                                            -----------      -----------      -----------      -----------
                                                                 46,746           48,997          194,527          194,538
                                                            -----------      -----------      -----------      -----------

EXPENSES
     General and administrative                                  13,854            2,544           22,228           10,110
     Property operating expenses                                  7,454            7,365           29,803           26,515
     Interest                                                     8,229            8,751           34,195           38,110
     Depreciation                                                10,201           10,327           41,467           40,823
     Amortization                                                    26               74              131              303
                                                            -----------      -----------      -----------      -----------
                                                                 39,764           29,061          127,824          115,861
                                                            -----------      -----------      -----------      -----------

NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
REAL ESTATE PROPERTIES                                            6,982           19,936           66,703           78,677

     Net gain (loss) on sale of real estate properties              515              211            3,388            1,210
                                                            -----------      -----------      -----------      -----------

NET INCOME                                                  $     7,497      $    20,147      $    70,091      $    79,887
                                                            ===========      ===========      ===========      ===========

NET INCOME PER COMMON SHARE - BASIC                         $      0.18      $      0.46      $      1.57      $      1.84
                                                            ===========      ===========      ===========      ===========

NET INCOME PER COMMON SHARE - DILUTED                       $      0.18      $      0.45      $      1.55      $      1.81
                                                            ===========      ===========      ===========      ===========

COMMON SHARES OUTSTANDING - BASIC                            41,147,227       40,112,222       40,974,532       39,840,285
                                                            ===========      ===========      ===========      ===========

COMMON SHARES OUTSTANDING - DILUTED                          41,747,036       40,693,569       41,606,068       40,463,158
                                                            ===========      ===========      ===========      ===========

         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

           RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                                    FOR THE THREE MONTHS         FOR THE TWELVE MONTHS
                                                                       ENDED DEC. 31,                ENDED DEC. 31,
                                                                  -----------------------       -----------------------
                                                                    2002           2001           2002           2001
                                                                  --------       --------       --------       --------
         NET INCOME                                               $  7,497       $ 20,147       $ 70,091       $ 79,887

         DEPRECIATION AND AMORTIZATION (1)                          10,227         10,401         41,598         41,126
         DEPRECIATION AND AMORTIZATION (2)                          (9,009)        (8,407)       (33,796)       (33,625)
         GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS           1,743            652         13,394            767
         STRAIGHT LINE RENT                                         (1,018)        (1,268)        (3,143)        (5,748)
         OTHER                                                       9,607            201         11,551            801
                                                                  --------       --------       --------       --------
                                                                    11,550          1,579         29,604          3,321
                                                                  --------       --------       --------       --------

         TAXABLE INCOME (3)                                       $ 19,047       $ 21,726       $ 99,695       $ 83,208
                                                                  ========       ========       ========       ========

         (1)      Per Statement of Income
         (2)      Tax basis
         (3)      Before REIT dividend paid deduction

NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS

                                                                                  FOR THE THREE                       FOR THE TWELVE
                                                                   NUMBER OF      MONTHS ENDED       NUMBER OF         MONTHS ENDED
                                                                   PROPERTIES       12/31/02         PROPERTIES          12/31/02
                                                                   ----------     -------------      ----------       --------------
         Balance at beginning of period                                 2            $ 9,911               4             $ 18,255

         Fundings on projects in existence at
           the beginning of the period                                  0                 93               0                6,124

         New Projects started during the period (1)                     1                542               1                  542

         Completions                                                    0                  0              (2)             (14,375)
                                                                      ---            -------            ----             --------
         Balance at end of period                                       3            $10,546               3             $ 10,546
                                                                      ===            =======            ====             ========

         B)       REAL ESTATE PROPERTIES

                                                                                 FOR THE THREE                        FOR THE TWELVE
                                                                 NUMBER OF        MONTHS ENDED       NUMBER OF          MONTHS ENDED
                                                                 PROPERTIES        12/31/02         PROPERTIES            12/31/02
                                                                 ----------      ------------       ----------        --------------
         Balance at beginning of period                               196        $ 1,462,630            205             $ 1,502,958

         Acquisitions (1)                                               1             19,118              1                  19,118

         Additions/Improvements                                         0              8,644              0                  23,404

         Completions (CIP)                                              0                  0              2                  14,375

         Sales (1)                                                     (2)           (15,999)           (13)                (85,462)
                                                                     ----        -----------           ----             -----------
         Balance at end of period                                     195        $ 1,474,393            195             $ 1,474,393
                                                                     ====        ===========           ====             ===========

         C)       MORTGAGE NOTES RECEIVABLE

                                                                                 FOR THE THREE                        FOR THE TWELVE
                                                                 NUMBER OF       MONTHS ENDED        NUMBER OF         MONTHS ENDED
                                                                 PROPERTIES        12/31/02          PROPERTIES          12/31/02
                                                                 ----------      -------------       ----------       --------------
         Balance at beginning of period                                25          $ 107,940              36             $ 122,074

         Funding of Mortgages                                           0                 57              0                 3,978

         Repayments (1)                                                (2)            (4,822)           (13)              (21,592)

         Purchase Price Adjustment Amortization                         0               (159)             0                  (636)

         Scheduled Principal Payments                                   0               (224)             0                (1,032)
                                                                      ---          ---------            ---             ---------
         Balance at end of period                                      23          $ 102,792             23             $ 102,792
                                                                      ===          =========            ===             =========

(1) During the fourth quarter of 2002, the Company began construction of a $10.9 million medical office building in Collierville, TN; acquired a medical office building in Houston, TX for $19.1 million; sold an ancillary hospital facility in Atlanta, GA and an assisted living facility in St. Petersburg, FL for net proceeds totaling $16.0 million. Also, mortgage notes receivable on two assisted living facilities, one in Albuquerque, NM and one in Newhall, CA were repaid totaling $4.8 million in net proceeds.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 4 OF 13

5)   INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                OUTPATIENT FACILITIES                            INPATIENT FACILITIES
                   --------------------------------------------------   ---------------------------------------
                                          Comp.               Other    Assist-               In-      Other
                                          Ambu-                Out-      ed      Skilled   patient      In-
                   Ancillary             latory    Medical   patient   Living    Nursing   Rehab      patient
                    Hospital  Physician   Care     Office    Facili-   Facili-   Facili-   Facili-    Facili-                  %
                   Facilities  Clinics   Centers  Buildings  ties(1)    ties       ties      ties     ties(2)     Total      Total
                   -----------------------------------------------------------------------------------------------------------------
OPERATING
PROPERTIES
 1 Arizona             3,612              13,482                                                                    17,094     1.08%
 2 California         47,801              29,712                                                                    77,513     4.88%
 3 Florida            30,795    10,311    55,168     8,475                                                         104,749     6.60%
 4 Georgia             6,874                                                                                         6,874     0.43%
 5 Kansas             10,993                                                                                        10,993     0.69%
 6 Mississippi         6,491                                   4,290                                                10,781     0.68%
 7 Missouri                      5,617    12,081                                                                    17,698     1.11%
 8 Nevada             44,858                                                                                        44,858     2.83%
 9 Pennsylvania       14,362     4,960                                                                  2,904       22,226     1.40%
10 Tennessee          55,203     8,726              11,547                                                          75,476     4.75%
11 Texas              25,030                        27,860                                                          52,890     3.33%
12 Virginia           29,109     3,289              12,473                                                          44,871     2.83%
13 Wyoming            19,456                                                                                        19,456     1.23%
                    ----------------------------------------------------------------------------------------------------------------
     TOTAL OPER.
     PROPERTIES      294,584    32,903   110,443    60,355     4,290         0          0         0     2,904      505,479    31.84%
                    ----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:              2.5%    118.3%      6.2%      9.9%      0.0%                                     0.0%         6.4%
------------------------------------------------------------------------------------------------------------------------------------

MASTER LEASES
 1 Alabama            43,917                                  11,488     4,370               17,722                 77,497     4.88%
 2 Arizona             5,274                                                        2,874                            8,148     0.51%
 3 Arkansas                                                    3,055                                                 3,055     0.19%
 4 California         29,291     8,363                         1,046                                   12,688       51,388     3.24%
 5 Colorado                                                              4,967     21,441                           26,408     1.66%
 6 Connecticut                                                          12,189                                      12,189     0.77%
 7 Florida            39,799    45,858     3,271     1,448     9,555    21,869     10,206    11,703                143,709     9.05%
 8 Georgia                       5,427                         1,595    10,078                                      17,100     1.08%
 9 Illinois                     11,939                         1,486                                                13,425     0.85%
10 Indiana                                                                          3,640                            3,640     0.23%
11 Kansas                                                                           7,593                            7,593     0.48%
12 Massachusetts                19,839                                                                              19,839     1.25%
13 Michigan                                                                        12,715              13,859       26,574     1.67%
14 Mississippi                                                           3,474                                       3,474     0.22%
15 Missouri                               16,370               4,570     6,250     11,139                           38,329     2.41%
16 Nevada              7,034                                   3,801                                                10,835     0.68%
17 New Jersey                                                           19,047                                      19,047     1.20%
18 North Carolina                                                        3,904                                       3,904     0.25%
19 Ohio                                                                  4,490                                       4,490     0.28%
20 Oklahoma                                                                        13,341                           13,341     0.84%
21 Pennsylvania                                                         31,070     21,075   113,867                166,012    10.46%
22 Tennessee           3,139     2,611                                   7,492      8,335                           21,577     1.36%
23 Texas              39,695    17,314    22,222     1,976              72,574     19,466    13,203     6,023      192,473    12.12%
24 Virginia           22,994                         1,941     2,166    17,397     37,218                           81,716     5.15%
25 Wyoming                                                               6,990                                       6,990     0.44%
                    ----------------------------------------------------------------------------------------------------------------
     TOTAL MASTER
     LEASES          191,143   111,351    41,863     5,365    38,762   226,161    169,043   156,495    32,570      972,753    61.27%
                    ----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY            0.5%      3.7%     -0.3%      2.9%      4.3%      2.4%       0.9%      1.9%      1.5%         1.8%
NOI GROWTH:
------------------------------------------------------------------------------------------------------------------------------------

    Corporate
    Property                                                                                                          6,707    0.42%
                    ----------------------------------------------------------------------------------------------------------------
    TOTAL EQUITY
     INVESTMENTS    $485,727  $144,254  $152,306   $65,720   $43,052   $226,161  $169,043   $156,495   $35,474   $1,484,939   93.53%
                    ================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs)              36.3      33.4      33.1      34.8      35.4       32.3       35.2      34.8      34.6         34.5
Wtd Avg Period
Held (yrs):              5.9       5.2       5.0       5.9       5.8        3.7        5.9       4.2       5.6          5.2
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
 1 Arizona                                                                6,026                         17,078       23,104    1.46%
 2 California                                                            12,653                          7,687       20,340    1.28%
 3 Florida                       9,398                                   11,708                                      21,106    1.33%
 4 Georgia                                                                1,115                                       1,115    0.07%
 5 Idaho                                                                  4,756                                       4,756    0.30%
 6 Michigan                                                                         10,814                           10,814    0.68%
 7 Ohio                                                                   1,560        585                            2,145    0.14%
 8 Oregon                                                                 2,817                                       2,817    0.18%
 9 South Carolina                                                         2,975                                       2,975    0.19%
10 Tennessee                                                                736     11,688                           12,424    0.78%
11 Texas                           581                                      615                                       1,196    0.08%
                    ----------------------------------------------------------------------------------------------------------------
     TOTAL MTG.
     INVESTMENTS    $     --  $  9,979  $     --   $    --   $    --   $ 44,961   $ 23,087  $     --   $24,765   $  102,792    6.47%
                    ================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
SAME FACILITY
NOI GROWTH:                       -5.8%                                     5.3%       4.1%                1.3%         4.2%
------------------------------------------------------------------------------------------------------------------------------------

     TOTAL
     INVESTMENTS    $485,727  $154,233  $152,306   $65,720   $43,052   $271,122   $192,130  $156,495   $60,239   $1,587,731  100.00%
                    ================================================================================================================

     PERCENT OF
     $ INVESTED       30.722%    9.755%    9.633%    4.157%    2.723%    17.149%    12.152%    9.898%    3.810%     100.00%
                    ================================================================================================================

     NUMBER OF
     PROPERTIES           54        29        13        12        12         50         36         9         6         221
                    ================================================================================================================

     NUMBER OF BEDS                                                       4,500      3,667       759       488       9,414
                                                                          ==========================================================

(1)  3 facility types <2% each.
(2)  4 facility types <2% each.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 5 OF 13

6)   INVESTMENT BY OPERATOR/SIGNIFICANT TENANT


                                Number of      (1)
                                  Real        Real      Number of                 Total        (1)
                                  Estate      Estate     Mortgage    Mortgage    Number of     Total    Commit-
                                Properties  Investment  Properties  Investment  Properties  Investment   ments      Total    Percent
                                ----------------------------------------------------------------------------------------------------

PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS
--------------------------------------------------------
    1 Healthsouth                   27         276,322                              27         276,322              276,322   17.29%
    2 HCA - The Healthcare Company  26         219,260                              26         219,260      428     219,688   13.74%
    3 Tenet                         12         100,367     1            7,687       13         108,054              108,054    6.76%
    4 Baptist Memorial Hospital      5          50,898                               5          50,898               50,898    3.18%
    5 Integrated Health              3          37,133                               3          37,133   10,378      47,511    2.97%
    6 Methodist                      4          26,485                               4          26,485               26,485    1.66%
    7 Triad                          4          24,694                               4          24,694               24,694    1.55%
    8 MedCath                        1           3,612     1           17,078        2          20,690               20,690    1.29%
    9 Ramsay                         2          19,881                               2          19,881               19,881    1.24%
   10 United Medical Center          1          19,456                               1          19,456               19,456    1.22%
   11 Ephrata Community Hospital     3          19,322                               3          19,322               19,322    1.21%
   12 KS Management Services         1          17,314                               1          17,314               17,314    1.08%
13-24 12 Operators With Less
      than 1% Each                  14          92,979     1            7,638       15         100,617       --     100,617    6.29%
                                   -------------------------------------------------------------------------------------------------
                                   106         920,822     3           32,403      109         953,225   10,806     964,031   60.31%
                                   -------------------------------------------------------------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
----------------------------------
   25 Life Care Centers             12          82,998     2            9,283       14          92,281               92,281    5.77%
   26 Balanced Care                 14          64,985                              14          64,985               64,985    4.07%
   27 Summerville                    5          53,105                               5          53,105               53,105    3.32%
   28 Lewis-Gale Clinic, LLC         8          44,871                               8          44,871               44,871    2.81%
   29 Senior Lifestyles              4          43,680                               4          43,680               43,680    2.73%
   30 HRT Multi-tenant               4          39,207                               4          39,207               39,207    2.45%
   31 Kerlan Jobe Orthopedic         1          29,712                               1          29,712               29,712    1.86%
   32 Emeritus                       4          28,895                               4          28,895               28,895    1.81%
   33 Melbourne Internal Medicine    4          28,554                               4          28,554               28,554    1.79%
   34 Centennial                     6          16,355     1            9,242        7          25,597               25,597    1.60%
   35 Wellington                     5          19,389                               5          19,389               19,389    1.21%
36-60 25 Operators With Less
      than 1% Each                  30         125,048    17           51,864       47         176,912       --     176,912   11.07%
                                   -------------------------------------------------------------------------------------------------
                                    92         557,410    20           70,389      112         627,799       --     627,799   39.27%
                                   -------------------------------------------------------------------------------------------------
      Corporate Property                         6,707                                           6,707                6,707    0.42%
                                   -------------------------------------------------------------------------------------------------

                                   198      $1,484,939    23         $102,792      221      $1,587,731  $10,806  $1,598,537  100.00%
                                   =================================================================================================

(1)  Includes construction in progress.


7)   SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                          Number of Properties                   Owned
                    -------------------------------   -----------------------------
                                                                Construc-             Third Party
                            Third                       NOT      tion In                Property
                    Owned   Party  Mortgages  Total   Managed   Progress    Managed    Management    Mortgages      Total    Percent
                    ---------------------------------------------------------------------------------------------------------------
 1 Alabama            10                        10     507,530                                                     507,530     3.96%
 2 Arizona             4              4          8      74,507                75,621                  142,487      292,615     2.28%
 3 Arkansas            1                         1      11,963                                                      11,963     0.09%
 4 California         12       1      3         16     256,144               367,016       29,504     402,786    1,055,450     8.23%
 5 Colorado            3                         3     225,764                                                     225,764     1.76%
 6 Connecticut         1      20                21      59,387                            242,704                  302,091     2.35%
 7 Florida            33      75      3        111     771,896    34,716     581,997    1,479,633     172,060    3,040,302    23.70%
 8 Georgia             6              1          7     138,599                58,123                   40,000      236,722     1.84%
 9 Idaho                              1          1                                                     29,118       29,118     0.23%
10 Illinois            2                         2     115,100                                                     115,100     0.90%
11 Indiana             1                         1      29,500                                                      29,500     0.23%
12 Kansas              2                         2      57,035                70,627                               127,662     0.99%
13 Massachusetts       3                         3     141,027                                                     141,027     1.10%
14 Michigan            6              2          8     235,227                                        129,408      364,635     2.84%
15 Mississippi         3       3                 6      25,000                97,471       78,091                  200,562     1.56%
16 Missouri           10                        10     201,167               114,195                               315,362     2.46%
17 Nevada              3                         3      43,579               196,538                               240,117     1.87%
18 New Jersey          2                         2     110,844                                                     110,844     0.86%
19 North Carolina      1                         1      33,181                                                      33,181     0.26%
20 Ohio                1              2          3      33,181                                        124,411      157,592     1.23%
21 Oklahoma            5                         5     139,216                                                     139,216     1.09%
22 Oregon                             1          1                                                     80,429       80,429     0.63%
23 Pennsylvania       20                        20     722,053               116,501                               838,554     6.54%
24 South Carolina                     1          1                                                     23,000       23,000     0.18%
25 Tennessee          16       5      3         24     161,366    60,000     499,238      291,244     184,191    1,196,039     9.32%
26 Texas              27              2         29   1,097,527               544,223                   66,665    1,708,415    13.32%
27 Virginia           24       1                25     527,705               461,904      111,998                1,101,607     8.59%
28 Wyoming             2                         2      29,851               176,427                               206,278     1.61%
                     ---------------------------------------------------------------------------------------------------------------
   TOTAL SQUARE
   FEET                                              5,748,349    94,716   3,359,881    2,233,174   1,394,555   12,830,675   100.00%
                                                     ==============================================================================

   TOTAL
   PROPERTIES        198     105     23        326
                     ================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 6 OF 13

8)   SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                            Owned
                                             ------------------------------------    Third Party
                                                Not      Construction                 Property
                                              Managed     In Progress    Managed     Management    Mortgages      Total    Percent
                                             ------------------------------------    ---------------------------------------------

Ancillary Hospital Facility                  1,163,704                  1,978,595                               3,142,299    24.49%
Medical Office Buildings                        42,932      60,000        508,056    2,233,174                  2,844,162    22.17%
Assisted Living Facilities                   1,418,210                                              884,052     2,302,262    17.94%
Skilled Nursing Facilities                   1,186,751                                              306,010     1,492,761    11.63%
Physician's Clinics                            707,733                    168,969                   105,915       982,617     7.66%
Comprehensive Ambulatory Care Centers          115,857      34,716        667,310                                 817,883     6.37%
Inpatient Rehab Hospitals                      643,383                                                            643,383     5.01%
Other Outpatient Facilities                    253,438                     36,951                                 290,389     2.26%
Other Inpatient Facilities                     216,341                                               98,578       314,919     2.45%

                                             ------------------------------------    ---------------------------------------------
TOTAL SQUARE FEET                            5,748,349      94,716      3,359,881    2,233,174    1,394,555    12,830,675   100.00%
                                             ====================================    =============================================
PERCENT OF TOTAL SQUARE FOOTAGE                  44.80%       0.74%         26.19%       17.40%      10.87%        100.00%
                                             ====================================    ====================================

TOTAL NUMBER OF PROPERTIES                         140           3             55          105          23            326
                                             ====================================    ====================================


9)   SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                                 Owned
                                                   ---------------------------------   Third Party
                                                     Not      Construction              Property
                                                   Managed     In Progress   Managed   Management    Mortgages     Total    Percent
                                                   ---------------------------------   --------------------------------------------

PUBLIC OR INVESTMENT GRADE OPERATOR/
SIGNIFICANT TENANT
-----------------------------------
    1 HCA - The Healthcare Company                    622,220     34,716     688,163     1,421,810               2,766,909    21.56%
    2 Healthsouth                                   1,124,390                147,639                             1,272,029     9.91%
    3 Tenet Healthcare Corporation                    258,485                344,198        61,227     89,000      752,910     5.87%
    4 Baptist Memorial Hospital                                   60,000     365,785       369,335                 795,120     6.20%
    5 Brookdale Communities                                                                           263,786      263,786     2.06%
    6 Stamford Health Systems                                                              242,704                 242,704     1.89%
    7 Methodist                                                              221,375                               221,375     1.73%
    8 United Medical Center                                                  176,427                               176,427     1.38%
    9 Integrated Health                               153,660                                                      153,660     1.20%
   10 Ramsay                                          153,341                                                      153,341     1.20%
   11 Labcorp of America                              129,294                                                      129,294     1.01%
   12 Triad                                           129,442                                                      129,442     1.01%
13-27 15 Operators with Square Feet Less Than 1%      423,583         --     366,529            --      9,578      799,690     6.23%
                                                   ---------------------------------   --------------------------------------------
      TOTAL                                         2,994,415     94,716   2,426,617     2,095,076    362,364     7,973,188   62.14%
                                                   ---------------------------------   --------------------------------------------

OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
   28 Life Care Centers of America                    620,527                                         131,813       752,340    5.86%
   29 Lewis-Gale Clinic, LLC                                                 461,904                                461,904    3.60%
   30 Balanced Care                                   400,370                                                       400,370    3.12%
   31 Senior Lifestyles                               308,742                                                       308,742    2.41%
   32 Summerville                                     292,231                                                       292,231    2.28%
   33 Centennial Healthcare                           151,172                                          80,000       231,172    1.80%
   34 HRT Multi-tenant                                                       210,511                                210,511    1.64%
   35 Emeritus                                        209,747                                                       209,747    1.63%
   36 Hearthstone                                                                                     149,559       149,559    1.17%
   37 Melbourne Internal Medicine                     140,125                                                       140,125    1.09%
   38 HSI                                             139,216                                                       139,216    1.09%
   39 Wellington                                      130,790                                                       130,790    1.02%
   40 Prestige Care                                                                                   129,618       129,618    1.01%
41-63 23 Operators with Square Feet Less Than 1%      361,014         --     260,849       138,098    670,819     1,430,780   11.15%
                                                   ---------------------------------   --------------------------------------------
      TOTAL                                         2,753,934         --     933,264       138,098   1,032,191    4,857,487   37.86%
                                                   ---------------------------------   --------------------------------------------

      TOTAL SQUARE FEET                             5,748,349     94,716   3,359,881     2,233,174   1,394,555   12,830,675  100.00%
                                                   =================================   ============================================

10)  ASSISTED LIVING FACILITY OCCUPANCY

                                                  ALF Revenue
                                                 For the Three     % of ALF
                                  Number of      Months Ended       Revenue to
                  Occupancy       Facilities       12/31/02       Total Revenue
                ---------------------------------------------------------------
                  0% to 24.9%           0               0             0.0%
                 25% to 49.9%           1              93             0.2%
                 50% to 69.9%           2             225             0.5%
                 70% to 84.9%          16           1,890             4.0%
                85% to 100.0%          31           4,471             9.6%
                                    -------------------------------------
                                       50          $6,679            14.3%
                                    =====================================

NOTE: Occupancy rates are generally as of September 30, 2002 and revenues are for the three months ended December 31, 2002.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 7 OF 13

11)      LEASE/MORTGAGE MATURITY SCHEDULE

         A)       LEASES

                                                                                                  Weighted
                                                     Number of                                     Average
                                                     Operating     Estimated      Percent of      Remaining
                                     Number of       Property      Annualized     Annualized        Lease
                                    Master Leases     Leases      Net Revenue    Net Revenue     Term (Years)
                                    -------------------------------------------------------------------------
                              2003        6             54            6,801         4.57%           0.03
                              2004       11             37           10,402         6.98%           0.10
                              2005        3             77            6,954         4.67%           0.11
                              2006        3             63            6,659         4.47%           0.14
                              2007       10             29            7,233         4.86%           0.23
                              2008       20             20           19,696        13.22%           0.72
                              2009       24             9            23,312        15.65%           1.07
                              2010        9             7             6,255         4.20%           0.37
                              2011       10             8            15,068        10.12%           0.84
                              2012       18             4            14,391         9.66%           1.04
                              2013       15             2            18,698        12.55%           1.14
                              2014        1             6             1,865         1.25%           0.08
                              2015        5             0             2,307         1.55%           0.04
                        After 2015        5             8             9,314         6.25%           1.32
                                      ------------------------------------------------------------------
                             TOTAL      140            324         $148,955       100.00%           7.23
                                      ==================================================================


         NUMBER OF PROPERTIES REPRESENTED: 198


         B)       MORTGAGES

                                                                                  Weighted
                                                                                   Average
                                                    Estimated      Percent of     Remaining
                                     Number of      Annualized     Annualized      Mortgage
                                     Mortgages     Net Revenue     Net Revenue   Term (Years)
                                     --------------------------------------------------------
                              2003       7             2,185         19.05%          0.01
                              2004       4             2,044         17.83%          0.33
                              2005       3               771          6.72%          0.24
                              2006       1               512          4.46%          0.18
                              2007       1             1,073          9.36%          0.37
                              2008       3             1,750         15.26%          0.82
                              2009       2             1,460         12.73%          0.86
                              2010       1               714          6.23%          0.71
                              2011       0                 -          0.00%          0.00
                              2012       0                 -          0.00%          0.00
                              2013       1               958          8.35%          0.66
                              2014       0                 -          0.00%          0.00
                        After 2014       0                 -          0.00%          0.00
                                     --------------------------------------------------------
                             TOTAL       23          $11,467        100.00%          4.18
                                     ========================================================

12)      CONSTRUCTION IN PROGRESS - AS OF DECEMBER 31, 2002

                                                                      Investment     Remaining         Total
      Operator                                      Properties          Balance      Commitment    Real Estate(1)
      -----------------------------               ---------------------------------------------------------------
      Baptist Collierville                              1                   542         10,378         10,920
      Conemaugh Health Systems                          1                 2,904              -          2,904
      Expansion of existing property                    1                 7,100            428          7,528

                                                  -----------------------------------------------------------
      TOTAL                                             3              $ 10,546       $ 10,806        $21,352
                                                  ===========================================================

                    Percentage of construction in progress to total investment portfolio:                0.66%
                                                                                                      =======


(1)      Projected Timing of Conversion to Revenue Producing Assets:

                                  2003                                         2004
          ------------------------------------------------------    --------------------------
          QTR 1           QTR 2          QTR 3          QTR 4          QTR 1          QTR 2          Total
          ------------------------------------------------------    --------------------------------------
            $0           $10,432           $0             $0             $0          $10,920        $21,352
          ======================================================    =======================================

(2) During the three and twelve months ending December 31, 2002, the Company capitalized interest in the amount of $499,842.37 and $1,397,213.24, respectively.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 8 OF 13

13)      LONG-TERM DEBT INFORMATION - AS OF DECEMBER 31, 2002

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                            Balance               Effective Rate
                                                          ----------        ------------------------
          Fixed Rate Debt:
                Senior Notes due 2006                       $ 70,000                 9.49%
                Senior Notes due 2011, net                   315,225                 8.202%                   See Note (C)
                Mortgage Notes Payable                        72,338        Range from 7.22% to 7.76%         See Note (D)
                Other Note Payable                             3,500                 7.53%
                                                          ----------
                                                             461,063
                                                          ----------
          Variable Rate Debt:
                Unsecured Credit Facility due 2004            84,000             1.15% over LIBOR             See Note (E)
                                                          ----------
                                                              84,000
                                                          ----------

                                              TOTAL        $ 545,063
                                                          ==========

         B)       FUTURE MATURITIES:

                                                                                                                 2008
                                                2003         2004          2005        2006         2007      and After     Total
                                              ------------------------------------------------------------------------------------
Fixed Rate Debt:
      Senior Notes due 2006                   $  --       $  20,300     $ 20,300     $ 29,400     $  --       $   --      $ 70,000
      Senior Notes due 2011, net                 (114)         (132)        (144)        (142)       (142)     315,899     315,225
      Mortgage Notes Payable                    3,543        18,832        3,748        4,037       4,348       37,830      72,338
      Other Note Payable                        1,167         1,166        1,167         --          --           --         3,500
Variable Rate Debt:
      Unsecured Credit Facility due 2004         --          84,000         --           --          --           --        84,000

                                              ------------------------------------------------------------------------------------
                                              $ 4,596     $ 124,166     $ 25,071     $ 33,295     $ 4,206     $353,729    $545,063
                                              ====================================================================================


C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 1.99% over six month LIBOR. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, matures in July 2004, is priced at 1.15% over LIBOR, and has a 0.2% facility fee.


F)       CREDIT RATING:

         Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006 and 2011.

         Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006 and 2011.

         Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006 and 2011.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                         PAGE 9 OF 13

14)      DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

         A)       COMMON STOCK

                                                                                                               Increase
                                                                                                              From Prior
        Operating Period                                   Payment Date         Amount         Quarter        Annualized
        ---------------------------------------------------------------------------------------------------------------------
        First Quarter 1997                                   May 15, 1997       0.495           0.005             1.98
        Second Quarter 1997                                 Aug. 15, 1997       0.500           0.005             2.00
        Third Quarter 1997                                  Nov. 17, 1997       0.505           0.005             2.02
        Fourth Quarter 1997                                 Feb. 16, 1998       0.510           0.005             2.04

        First Quarter 1998                                   May 18, 1998       0.515           0.005             2.06
        Second Quarter 1998                                 Aug. 17, 1998       0.520           0.005             2.08
        Third Quarter 1998                                  Nov. 16, 1998       0.525           0.005             2.10
        Fourth Quarter 1998                                 Feb. 15, 1999       0.530           0.005             2.12

        First Quarter 1999                                   May 17, 1999       0.535           0.005             2.14
        Second Quarter 1999                                 Aug. 16, 1999       0.540           0.005             2.16
        Third Quarter 1999                                  Nov. 16, 1999       0.545           0.005             2.18
        Fourth Quarter 1999                                 Feb. 16, 2000       0.550           0.005             2.20

        First Quarter 2000                                   May 17, 2000       0.555           0.005             2.22
        Second Quarter 2000                                 Aug. 16, 2000       0.560           0.005             2.24
        Third Quarter 2000                                   Dec. 6, 2000       0.565           0.005             2.26
        Fourth Quarter 2000                                  Mar. 7, 2001       0.570           0.005             2.28

        First Quarter 2001                                   June 7, 2001       0.575           0.005             2.30
        Second Quarter 2001                                 Sept. 6, 2001       0.580           0.005             2.32
        Third Quarter 2001                                   Dec. 6, 2001       0.585           0.005             2.34
        Fourth Quarter 2001                                  Mar. 6, 2002       0.590           0.005             2.36

        First Quarter 2002                                   June 6, 2002       0.595           0.005             2.38
        Second Quarter 2002                                 Sept. 5, 2002       0.600           0.005             2.40
        Third Quarter 2002                                   Dec. 5, 2002       0.605           0.005             2.42
        Fourth Quarter 2002                                  Mar. 6, 2003       0.610           0.005             2.44

         B)       PREFERRED STOCK

                                                                                                Increase
                                                                                               From Prior
         Operating Period                                   Payment Date         Amount         Quarter         Annualized
         ---------------------------------------------------------------------------------------------------------------------
         September 1, 1998 - November 15, 1998               Nov. 26, 1998      0.46224           0.0              2.22
         November 16, 1998 - February 15, 1999               Feb. 26, 1999      0.55469           0.0              2.22

         February 16, 1999 - May 15, 1999                     May 28, 1999      0.55469           0.0              2.22
         May 16, 1999 - August 15, 1999                      Aug. 27, 1999      0.55469           0.0              2.22
         August 16, 1999 - November 15, 1999                 Nov. 26, 1999      0.55469           0.0              2.22
         November 16, 1999 - February 15, 2000               Feb. 29, 2000      0.55469           0.0              2.22

         February 16, 2000 - May 15, 2000                     May 31, 2000      0.55469           0.0              2.22
         May 16, 2000 - August 15, 2000                      Aug. 31, 2000      0.55469           0.0              2.22
         August 16, 2000 - November 15, 2000                 Nov. 30, 2000      0.55469           0.0              2.22
         November 16, 2000 - February 15, 2001               Feb. 28, 2001      0.55469           0.0              2.22

         February 16, 2001 - May 15, 2001                     May 31, 2001      0.55469           0.0              2.22
         May 16, 2001 - August 15, 2001                      Aug. 31, 2001      0.55469           0.0              2.22
         August 16, 2001 - November 15, 2001                 Nov. 30, 2001      0.55469           0.0              2.22
         November 16, 2001 - February 15, 2002               Feb. 28, 2002      0.55469           0.0              2.22

         February 16, 2002 - May 15, 2002                     May 31, 2002      0.55469           0.0              2.22
         May 16, 2002 - August 15, 2002                      Aug. 30, 2002      0.55469           0.0              2.22
         August 16, 2002- September 30, 2002                 Sept. 30, 2002     0.18896           0.0              2.22

                  On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.


         C)       INFORMATION REGARDING TAXABLE STATUS OF 2002 CASH
                  DISTRIBUTIONS


                                                                      Cash          Taxable                           Total
                                                                  Distribution      Ordinary        Return of         Capital
                                                                   Per Share        Dividend         Capital           Gain
                                                                  ----------------------------------------------------------------
             HR COMMON                                             $ 2.390000     $ 1.996949       $ 0.054659       $ 0.338392
             CUSIP # 421946104

             HR 8.875% SERIES A PREFERRED                          $ 1.853030     $ 1.597600       $        -       $ 0.255430
             CUSIP # 421946203

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                        PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

         The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                      FOR THE THREE MONTHS               FOR THE TWELVE MONTHS
                                                                         ENDED DEC. 31,                      ENDED DEC. 31,
                                                                 -----------------------------       -----------------------------
                                                                     2002              2001              2002              2001
                                                                 -----------------------------       -----------------------------
TOTAL COMMON SHARES OUTSTANDING                                   41,823,564        41,465,919        41,823,564        41,465,919
                                                                 =============================       =============================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                        42,092,529        40,950,006        41,919,834        40,678,069
        Actual Restricted Stock Shares                              (945,302)         (837,784)         (945,302)         (837,784)
                                                                 -----------------------------       -----------------------------
DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO             41,147,227        40,112,222        40,974,532        39,840,285

        Restricted Shares - Treasury                                 537,197           469,189           539,516           508,737
        Dilution for Convertible Debentures                                0                 0                 0                 0
        Dilution for Employee Stock Purchase Plan                     62,612           112,158            92,020           114,136
                                                                 -----------------------------       -----------------------------
DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO           41,747,036        40,693,569        41,606,068        40,463,158
                                                                 =============================       =============================

         Note 1: As of December 31, 2002, HR had approximately 1,756 shareholders of record.

         Note 2: Common shares outstanding for 2003 will decrease by 308,959 shares due to the redemption of restricted shares following the retirement of Mr. Wallace, the Chief Financial Officer.



16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF DECEMBER 31, 2002

         OFFICERS                                          Owned         Restricted(1)   Reserved(2)   Options        Total
         -------------------------------------------------------------------------------------------------------------------
         David R. Emery                                   144,800(3)        588,680        225,000        0          958,480
         Roger O. West                                      4,656           310,735        110,000        0          425,391
         Scott W. Holmes                                    1,418             2,900              0        0            4,318
         J.D. Carter Steele                                 3,594             2,822              0        0            6,416

         Other Officers as a group                         17,516            34,319              0        0           51,835

         Directors as a group                              44,112             2,850              0        0           46,962

                                                          ------------------------------------------------------------------
         TOTAL                                            216,096           942,306        335,000        0        1,493,402
                                                          ==================================================================

         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.


17)      INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2002

         A)      Institutional Shares Held:                               20,132,828          (Source: Form 13F Filings)
                                                                          ===========

         B)      Number of Institutions:                                         172
                                                                          ===========

         C)      Percentage of Common Shares Outstanding:                     47.97%
                                                                          ===========

18)      BOOK VALUE PER COMMON SHARE

         Total Stockholders' Equity                                       $   908,199

         Total Common Shares Outstanding                                   41,823,564
                                                                          -----------

       Book Value Per Common Share                                        $     21.72
                                                                          ===========

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                        PAGE 11 OF 13

19)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                        HEALTHCARE REALTY TRUST INCORPORATED
                        HEALTHCARE REALTY SERVICES INCORPORATED
                        3310 West End Avenue, Suite 700
                        Nashville, TN  37203
                        Phone:  615-269-8175
                        Fax:  615-269-8461
                        E-mail:  hrinfo@healthcarerealty.com


                  OTHER OFFICES:

                        East Florida Regional Office
                        Mid-America Regional Office
                        Mid-Atlantic Regional Office
                        Southern California Regional Office



         B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                        Security Description                    Stock Exchange                  Symbol              CUSIP Number
                  -----------------------------------------------------------------------------------------------------------------
                  Common Stock                              New York Stock Exchange               HR                 421946104
                  Senior Notes due 2011                     OTC                                   HR                 421946AE4

         C)       WEB SITE:

                  www.healthcarerealty.com

         D)       CORPORATE OFFICERS:

                        HEALTHCARE REALTY TRUST INCORPORATED
                        David R. Emery, Chairman of the Board and Chief
                         Executive Officer
                        Roger O. West, Executive Vice President and General
                         Counsel
                        Scott W. Holmes, Senior Vice President and Chief
                         Financial Officer
                        J.D. Carter Steele, Senior Vice President and Chief
                         Operating Officer
                        Eric W. Fischer, Senior Vice President / Real Estate
                         Investments
                        Fredrick M. Langreck, Senior Vice President / Treasurer John M. Bryant, Jr., Vice President/Assistant General
                         Counsel
                        Donald L. Husi, Vice President / Senior Living Asset
                         Administration
                        Leigh Ann Stach, Vice President / Financial Reporting
                         and Controller
                        B. Douglas Whitman, Associate Vice President / Real
                         Estate Investments
                        Brince R. Wilford, Associate Vice President / Real
                         Estate Investments
                        Rita H. Todd, Corporate Secretary

                        HEALTHCARE REALTY SERVICES INCORPORATED
                        B. Bart Starr,  Chairman of the Board
                        Thomas M. Carnell, Vice President / Design &
                         Construction
                        Gilbert T. Irvin, Vice President / Operations
                        Anne C. Sanborn, Associate Vice President / Project
                         Development Services

         E)       BOARD OF DIRECTORS:

                        David R. Emery, Chairman of the Board and Chief
                         Executive Officer, Healthcare Realty Trust Incorporated
                        Errol L. Biggs, Ph.D., Director - Center for Health
                         Administration, University of Colorado (Healthcare Academician)
                        C. Raymond Fernandez, M.D., Chief Executive Officer and
                         Chief Medical Officer, Piedmont Clinic (Physician)
                        Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                         Partners (Healthcare Architect)
                        Marliese E. Mooney (Hospital Operations Consultant) Edwin B. Morris III, Managing Director, Morris & Morse
                         (Real Estate Finance Executive)
                        J. Knox Singleton, Chief Executive Officer, INOVA Health
                         Systems (Healthcare Provider Executive)
                        Dan S. Wilford, retired President and Chief Executive
                         Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                        PAGE 12 OF 13

         F)       PROFESSIONAL AFFILIATIONS:

                  INDEPENDENT PUBLIC AUDITORS
                  Ernst & Young LLP
                  Suntrust Center
                  424 Church Street, Suite 1100
                  Nashville, TN  37219

                  TRANSFER AGENT
                  EquiServe
                  P.O. Box 43010
                  Providence, RI  02940-3010
                  Phone: 781-575-3400

         G)       DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

         H)       DIRECT DEPOSIT OF DIVIDENDS:

                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

         I)       ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                    A.G. Edwards & Sons, Inc.                        David AuBuchon  (314) 955-5452
                    Banc of America Securities                       Gary Taylor (212) 847-5174
                    Credit Suisse First Boston Corporation           Larry Raiman (212) 538-2380
                    Legg Mason Wood Walker Inc.                      Jerry Doctrow  (410) 454-5142
                    Prudential Securities, Inc.                      Jim Sullivan (212) 778-2515
                    UBS Warburg                                      Howard Capek  (212) 821-6369
                    Wachovia Securities, Inc.                        Stephen Swett (212) 909-0954

         J)       PROJECTED DATES FOR 2003 DIVIDEND AND EARNINGS PRESS
                  RELEASES:

                                                        DIVIDEND                         EARNINGS
                                                     ----------------                 ----------------
                    First Quarter 2003               April 22, 2003                   April 25, 2003
                    Second Quarter 2003              July 22, 2003                    July  25, 2003
                    Third Quarter 2003               October 28, 2003                 October 31, 2003
                    Fourth Quarter 2003              January 27, 2004                 January 30, 2004

                  NOTE: A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

         K)       INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com

   In addition to the historical information contained within, the enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2001. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.

HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC. 31, 2002                        PAGE 13 OF 13